SunTrust Banks, Inc. Goldman Sachs US Financial Services Conference December 7, 2010 James M. Wells III Chairman & CEO Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2009 Annual Report on Form 10-K, Quarterly Reports on Form10-Q, and Current
Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation may contain forward-looking statements. Any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words “believes,”
“expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,”
“would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: our expense for regulatory assessment may increase as a result of the passage of the Dodd-Frank Reform Act; difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected;
recently enacted legislation, or legislation enacted in the future, or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay
TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position;
maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and 2010, credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and  liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

•
Diversify the balance
sheet
•
Optimize business mix
•
Improve expense
efficiency
•
Grow market share
Investment Thesis
Large Diversified Franchise
•
High market share in attractive
growth markets
•
Diversified business and product
mix
Growth Strategies
Stable Base Provides Solid Foundation for Future Growth
•
Diversified credit profile
•
Improved credit trends
•
Enhanced risk profile
Improved Results and Capital
Structure
Strengthened Credit and Risk
Profile
•
Improved core results
•
Funding mix improved
with large, stable deposit
base
•
Solid capital ratios

3
1. Source: SNL Financial, as of 6/30/2010 based on MSAs
2. As of 9/30/2010
3. Source: SNL Financial---projected household income change, 2010-2015, MSA + counties not in any MSA, at 10/12/2010
4. Source: SNL Financial---five-year population growth, 2010-2015, MSA + counties not in any MSA, at 10/12/2010
Attractive Geographic Profile In Higher Growth Markets
0.7%
1.1%
2.0%
2.2%
2.9%
3.3%
3.7%
3.9%
4.7%
5.6%
5.7%
6.1%
MTB
PNC
CMA
KEY
FITB
MI
COF
USB
RF
BBT
WFC
STI
U.S. Average Growth:
3.9%
• Ranked top 3 in 21 of the top 25 SunTrust markets
– Top 25 represents 85% of total MSA deposits
– Top 25 average deposit market share is 14%
• 1,670 branches serving communities with attractive overall growth prospects
• Projected household income growth is above the U.S. average
Best Footprint in Banking
1
2

SunTrust Footprint Projected Population Growth
4

Diversified Business and Product Mix
Well Diversified Business and Product Mix
Total Revenue, Nine Months Ended 9/30/2010
43%
14%
11%
11%
10%
8%
3%
Retail Banking
Wealth and Investment Management
Corporate and Investment Banking
Mortgage
Diversified Commercial Banking
Corporate Other and Treasury
Commercial Real Estate

Diversified Business Mix
Retail  Banking
Scope
of
Operations
Market
Focus
1. As of 9/30/10
• Footprint
• 1,670 branches
• 2,928 ATMs
• Consumer lending
• Small business
• Retail clients in
SunTrust footprint
• Business clients
with <$5MM in
revenue (<$10MM
in major markets)
Helping People Prosper
• Primarily footprint
• Full array of wealth
management
products and
professional
services to national,
individual and
institutional clients
• AUA = $196B
• Individuals and
families in need of
private wealth
management
• Organizations in
need of
administrative and
investment
solutions
Wealth and
Investment
Management
• National
• Residential
mortgages
• Mortgage servicing
portfolio of $177B
• Prime-based
platform; ~98% of
3Q 2010
originations for sale
were agency
• 50% of production in
3Q 2010 was retail
originated
Mortgage
1
1
1
1

Diversified Business Mix
Commercial Real
Estate
Scope
of
Operations
Market
Focus
• Footprint
• Full line of banking
and capital markets
services
• Commercial real
estate developers
and investors
• Class A,
institutional grade
properties
Helping Institutions Prosper
• Primarily footprint
• Full line of lending,
capital markets,
commercial card,
treasury and payment
solutions
• Commercial: $5MM-
$100MM in revenue
• Middle Market:
$100MM-$750MM in
revenue
• Not-for-Profit &
Government Entities
• Asset Based
Lending and
Leasing
Diversified
Commercial Banking
Corporate and
Investment Banking
• National with focus
on selected industry
sectors
• Full line of traditional
banking and capital
markets services
• Large Corporate:
>$750MM in
revenue
• Capital markets
services for
Commercial,
Middle Market and
CRE clients

Diversified Portfolio
Loan Portfolio 9/30/2010: $115,055
Loan Portfolio is Well Diversified by Geography and Product Type
1. Includes Consumer Direct, Consumer Indirect, and Credit Card
1
($ in millions)
Note: Geographic distribution excludes $1.0 billion credit card portfolio, approximately $4.4 billion in student loans and $1.0 billion of indirect loans
25%
17%
13%
8%
8%
7%
3%
19%
Florida
Georgia
Virginia
North Carolina
Maryland
Tennessee
South Carolina
Outside of Footprint
28%
28%
14%
13%
13%
4%
Commercial
Residential Mortgage
Consumer
Home Equity Lines
Commercial Real Estate
Construction

Diversified Portfolio
Net Charge-Offs 3Q 2010: $690
Asset Quality Issues Remain Concentrated in Residential Real Estate Related Portfolios
1. Includes credit card portfolio which had net charge-offs of $18 million
Nonaccrual Loans 9/30/2010: $4,373
1
($ in millions)
9%
45%
5%
18%
6%
17%
Commercial
Residential Mortgage
Consumer
Home Equity Lines
Commercial Real Estate
Construction
7%
44%
1%
7%
11%
30%
Commercial
Residential Mortgage
Consumer
Home Equity Lines
Commercial Real Estate
Construction

$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Construction Prime 2nd Home Equity
Loans
Lot Loans Alt-A High LTV Broker Originated
12/31/2008 09/30/2010
Higher Risk Segment Loan Balances Reduced Nearly 40%
55%
Residential Mortgage Home Equity Lines
Loan Balances
34%
32%
38%
40%
15%
25%
Construction
($ in millions, period end balances)
Higher Risk Portfolio Segments Significantly Reduced

$539
$756
$690
$644
$521 $532
$588
$728
$2,300
$2,186
$1,897
$1,771
$1,553
$1,344
$1,404
$1,400
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
90 DPD Loans 30-89 DPD Loans
$2,839
$2,942
$2,587
$2,415
$2,074
$1,876
$1,992
Delinquencies
Delinquencies Have Continued to Trend Down Excluding Student Loans
$2,128
1. Excludes Federally guaranteed GNMA repurchases
2. Student loan portfolio 30+ DPD increased $327 million in 3Q 2010 as compared to 1Q 2010; approximately 91% of the student loan portfolio is government guaranteed
Delinquencies
($ in millions)
$74 Million
Decrease in Total
Delinquencies
Excluding Student
Loans
1
2

$3,940
$4,641
$5,504
$5,444
$5,402
$5,185
$4,699
$4,373
$516
$606
$661
$651
$699
$858
$764
$696
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
NPL OREO
Nonperforming Loans and Assets
Nonperforming Loans are Down 20% From Their 2Q 2009 Peak
$4,456
$5,246
$6,165
$6,095 $6,101 $6,043
$5,463
$5,069
1. Includes OREO and other repossessed assets; Q1 2010 also includes $160 million of nonperforming loans held for sale
1
Nonperforming Assets
($ in millions)

Allowance for Loan and Lease Losses
Increased Reserve Levels
1.50%
2.00%
2.50%
3.00%
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
ALLL Loan Coverage Ratio
Allowance for Loan and Lease Losses
($ in millions)

Net Charge-Offs and Loan Coverage Ratios
The Loan Coverage Ratio Exceeds the Net Charge-Off Ratio
1.50%
2.00%
2.50%
3.00%
3.50%
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
NCO Ratio Loan Coverage Ratio

$(500)
$(400)
$(300)
$(200)
$(100)
$-
$100
$200
3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010
Improved Results
Profitable in 3Q 2010, Operating Trends Are Encouraging
Net Income/(Loss) Available to Common Shareholders
$(377)
$(316)
$(229)
$(56)
$84
($ in millions)

$167 Billion
September 30, 2010
Large, Stable Deposit Base Primary Source of Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Diversified Sources of Funding
$172 Billion
December 31, 2008
Core Deposits 61%
Other Deposits 5%
Short-Term Borrowings  5%
Long-Term Borrowings 16%
Capital 13%
Core Deposits 70%
Other Deposits 2%
Short-Term Borrowings  5%
Long-Term Borrowings 9%
Capital 14%
1
1

16 Increasing Tier 1 Common Ratio Capital Ratios

17 • Diversify the balance sheet • Optimize business mix • Improve expense efficiency • Grow market share Investment Thesis Growth Strategies Stable Base Provides Solid Foundation for Future Growth

$100
$117
2006 3Q 2010
Client Deposits
Balance Sheet Diversity
• High quality securities
portfolio increased due to
strong liquidity and 4Q
2009 addition of $5 billion
U.S. Treasury securities
held for TARP repayment
($ in billions, period end balances)
Used Increased Liquidity to Increase Securities Portfolio and Reduce Higher Cost Funding and Long-Term Debt
• Increase in client deposits
enabled a significant
reduction in brokered and
foreign deposits
• Repayment of over $7
billion in FHLB advances
in 2009 and over $1
billion in 2010
+17%
+20%
-88%
-21%
$24
$3
2006 3Q 2010
Brokered and Foreign Deposits
$25
$30
2006 3Q 2010
Securities Available for Sale
$19
$15
2006 3Q 2010
Long-Term Debt

Business Mix Optimization
Increased Diversification Expected From Planned Growth in Commercial and Consumer Loans
While Managing Real Estate Exposure
Targeted Areas For Growth
Commercial-Related Lending
•Asset-Based Lending
•Middle Market
•Commercial
•CIB
Consumer-Related Lending
•Credit Card
•Private Wealth Management
•Indirect Auto
(As of 9/30/2010, period end balances)
Note:  Consumer-Related includes Consumer Direct, Consumer Indirect, and Credit Card;  Residential Real Estate-Related includes  Residential Mortgages,
Home Equity Lines, Residential Construction Loans, and Construction Perm Loans; CRE-Related includes  Commercial Real Estate Loans and Commercial
Construction  Loans
Commercial-
Related
28%
Consumer-
Related
14%
Residential
Real Estate-
Related
43%
CRE-Related
15%

Expense Efficiency Focus
1. Includes approximately 1,500 positions transitioned to a third party provider contracted for certain check and related processing operations
2. Appendix includes reconciliation of non-GAAP numbers and details of adjustments and cyclical expenses
Expense Savings Enabled Continued Investment in the Business While Keeping Core Expenses Flat
+35%
-17%
FLAT
33,599
28,001
2006 2009
FTE Total Expenses
$4,609 $4,605
2006 2009
Expenses Excluding Adjustments
and Cyclical Expenses
$4,867
$6,562
2006 2009
($ in millions)
1
2

Mission and Values
SunTrust’s Mission is Supported by a Core Set of Principles Which Underlie the Corporate Strategies
One Team Client First
Focus on
Profitable Growth
We accomplish this by focusing on three principles:
We know that highly engaged teammates drive client loyalty and that leads to primary relationship growth
Our mission is to help people and institutions prosper

Actions Taken Along the Path Are Leading to Market Share Growth
Market Share Growth: Path to Success
• Investing in
training and
development
• Conducting
teammate
surveys to better
understand
engagement
• Continuing to
develop
client-centric
experiences that
drive loyalty
• Continuing to
develop
enterprise-wide
service excellence
program
• Developing new
performance
management
program that
better aligns
with goals
• Holistically
serving the
needs of
consumers and
business owners
• Tailoring
activities toward
new primary
relationship
packages
• Continuing to garner
client feedback to
inform strategies
and drive greater
loyalty: calling 1,000
clients daily
• Creating specific
competitive
strategies by
market
Market Share
Growth

1
1
2
2
Market Share Growth
Efforts to Grow Market Share Are Yielding Results
Household Growth
0.5%
1.2%
4.1%
4.3%
2009 US HH
Growth
2009 STI
Footprint HH
Growth
2009 STI Net HH
Growth
2010 STI
Annualized Net
HH Growth
• Since the “Live Solid. Bank Solid.”
brand campaign began, SunTrust
has improved performance against
the competition on deposit and
household growth
• According to a Gallup poll, SunTrust
clients showed the highest level of
satisfaction with efforts to inform them
about overdraft changes
• Competitive studies indicate the
service in SunTrust branches
and call centers is the highest in
the industry – beating large and
regional banks in service scores
1. Source: 2008 & 2009 Nielsen Claritas Demographic Update
2. Retail Banking checking households

•
Diversify the balance
sheet
•
Optimize business mix
•
Improve expense
efficiency
•
Grow market share
Investment Thesis
Large Diversified Franchise
•
High market share in attractive
growth markets
•
Diversified business and product
mix
Growth Strategies
Stable Base Provides Solid Foundation for Future Growth
•
Diversified credit profile
•
Improved credit trends
•
Enhanced risk profile
Improved Results and Capital
Structure
Strengthened Credit and Risk
Profile
•
Improved core results
•
Funding mix improved
with large, stable deposit
base
•
Solid capital ratios

SunTrust Banks, Inc. Goldman Sachs US Financial Services Conference December 7, 2010 James M. Wells III Chairman & CEO

26 Appendix

1
2
($ in millions)
Reconciliation of Non-GAAP Measures
1. Adjusted expense is provided as the removal of certain items that are material and potentially non-recurring is useful to investors and management in comparing institutions and in evaluating expense trends
2. Expense excluding adjustments and cyclical items is provided as it removes expenses that are recurring in nature, but higher in a recessionary cycle and is useful to investors and management in assessing the impact of the recession on non-interest expenses and earnings, and facilitates analysis of the effectiveness of management in controlling expense growth
$ % $ %
2009 2008 2006 2009 vs 2008 2009 vs 2008 2009 vs 2006 2009 vs 2006
Employees 28,001       29,333       33,599       (1,332)              (5)% (5,598)              (17)%
Total Expenses 6,562 $      5,879 $      4,867 $      683 $               12% 1,695 $            35%
Adjustment Items:
Impairment 751             45               -
(Gain)/Loss on Debt Retirement 39               12               12
Coke Charitable Contribution -              183             -
Visa Litigation 7                  (34)              -
Merger Expense -              13               -
FDIC Special Assessment 78               -              -
  Total Adjustments 875             220             12
Adjusted Expenses 5,687 $      5,659 $      4,855 $      28 $                 1% 832 $               17%
Cyclical Items:
Regulatory Assessments 224             55               23
Credit & Collection Services 259             156             102
Other Real Estate 244             105             -
Mortgage Reinsurance 115             180             -
Operating Losses 100             446             45
Pension Expense 141             24               78
  Total Cyclical Expenses 1,083          966             247             117                  12% 836                  339%
Expenses Excl Adjustments & Cyclical 4,605 $      4,693 $      4,609 $      (88) $                (2)% (4) $                   0%